                                                                   EXHIBIT 10.34


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                               SUPPLEMENTAL DEED


                              to the Trust Deed of


                               THE VODAFONE GROUP
                             PROFIT SHARING SCHEME


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                                   March 1998

THIS SUPPLEMENT DEED is made the 27th day of March One thousand nine hundred and ninety eight.

BETWEEN

(1) VODAFONE GROUP PLC (registered in England No. 1833679) whose registered office is at The Courtyard, 2-4 London Road, Newbury, Berkshire RG14 1JX (hereinafter called "the Company") of the first part; and

(2) NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED (registered in England No. 576832) whose registered office is at Norfolk House, Wellesley Road, Croydon CR9 3EB (hereinafter called "the Trustees") of the second part.

RECITALS

(A) This Deed is made pursuant to a Trust Deed (hereinafter called "the Trust Deed") made the 29th September 1992 between the Company and the Trustees and the Participating Companies (as defined in the Trust Deed) whereby the Company established the Vodafone Group Profit Sharing Scheme (hereinafter called "the Scheme").

(B) The Company desires to amend the Scheme to allow former employees to participate and to amend the provisions relating to the matching of Shares held in PEPs.

(C)  The Trustees agree to the amendments.

OPERATIVE PROVISIONS

FORMER EMPLOYEES

1 Rule 1.1 is amended by the insertion in the definition of "Employer" after the words "Participating Company" of the words "or other company"

2 Rule 2.1(ii) is amended by the insertion after the word "employee" of the words "or person who in the preceding eighteen months was an employee"

3 Rule 3.6.1 is amended by the addition at the end of the sentence of the words "and shall then shall cease to have effect unless that person has been and remains approved by the Board for participation in the Scheme under Rule 2.1(ii)"

4 Rule 5 is amended by the insertion after the words "other than an individual who is" of the words "or was in the preceding eighteen months"

5 Rule 8.1 is amended by the insertion after the words "Deposit Date or is" of the words "or was in the preceding eighteen months"

6 Rules 14.6 and 18.3 are amended by the insertion after the words "who is" of the words "or was"

7 Rule 18.2 is amended by the insertion after the words "by virtue of" of the words "paragraph 35(1) or"

8 Rule 18.3 is amended by the insertion after the words "who has been" of the words "and who remains"

9 Rule 28.1 is amended by the insertion after the words "any Participating Company" of the words "unless that person remains and Eligible Employee because he is approved by the Board for participation pursuant to Rule 2.1(ii)"

PEPs

10 Rule 5 is amended by the deletion of the words "or in the acquisition through the PEP via the PEP Manager" and by the addition at the end of the sentence of the words "Where the Eligible Employee has specified that his Deposits in his Cash Account are to be used to acquire Shares through the PEP, the Trustees shall arrange for the balance of his Deposits in his Cash Account to be transferred to the PEP Manager as soon as is practicable after the receipt of any Deposit and the PEP Manager shall acquire as many Shares as possible for the Eligible Employee."

11   Rules 6.2.2(i), 6.2.2(ii) and 6.2.2(iii) are deleted

12 Rules 6.2.2 is amended by the insertion at the end of the words "ensure that the appropriate number of Shares is acquired"

13 Rule 8.4 is amended by the insertion after the words "have not been duly" of the words "transferred to the PEP Manager or"

14 Rule 8.6 is amended by the deletion of the words "or the PEP Manager" where they appear and by the insertion after the words "the Shares deposited" where they appear of the words "with the Trustees"

15 Rule 14.2 is amended by the insertion after the words "with the Trustees or" of the words "which would have been deposited with the Trustees if Deposits had not been transferred to" and by the insertion at the end of the words "or which would have been such Eligible Employees' Deposited Shares if their Deposits had been applied by the Trustees in the acquisition of Shares and had not been transferred to the PEP Manager"

16 Rule 17.2 is amended by the insertion after the words "with Trustees or" of the words "which would have been deposited with the Trustees if Deposits had not been transferred to" and by the insertion at the end of the sentence of the words "or which would have been such Eligible Employees' Deposited Shares if their Deposits had been applied by the Trustees in the acquisition of Shares and had been transferred to the PEP Manager"

IN WITNESS whereof the parties hereto have executed this deed the day and year first before written.

                                                                 [SEAL]

The common seal of              )
VODAFONE GROUP PLC              )
was hereunto affixed in         )
the presence of:                )

                                 /s/ David Channing-Williams
                                .............................   Director


                                 /s/ S.R. Scott
                                .............................   Director/
                                                                Secretary


The common seal of              )
NOBLE LOWNDES                   )
SETTLEMENT TRUSTEES             )
LIMITED was hereunto affixed    )
in the presence of:             )

                                 /s/ David Ogden
                                .............................   Director


                                 /s/ Gerald Goldsworthy
                                .............................   Authorised
                                                                Signatory